EXHIBIT 10.18(d)

CONSENT AND WAIVER

THIS CONSENT AND WAIVER (this “Consent”), dated as of June 18th, 2004, is entered into among GE COMMERICAL FINANCE DISTRIBUTION CORPORATION (“Lender”), and PC MALL, INC., a Delaware corporation formerly known as IdeaMall, Inc. (“PC Mall”), PC MALL SALES, INC., a California corporation formerly known as Creative Computers, Inc. (“PC Mall Sales”) ECOST.COM, INC., a Delaware corporation (“ecost”), ELINUX.COM, INC., a Delaware corporation (“eLinux”), CCIT, INC., a Delaware corporation formerly known as Creative Computers Integrated Technologies, Inc. (“CCIT”), WF ACQUISITION SUB, INC., a Delaware corporation (“WF Sub”), COMPUTABILITY LIMITED, a Delaware corporation (“Computability”), AF SERVICES, INC., a Delaware corporation (“AF Services”), PC MALL GOV, INC., a Delaware corporation (“PCMG”), SIFY, INC., a Delaware corporation formerly known as ClubMac, Inc. (“SIFY”), ONSALE, INC., a Delaware corporation (“Onsale”), AV ACQUISITION, INC., a Delaware corporation (“AV Acquisition”), MALL ACQUISITION 1, INC., a Delaware corporation formerly known as PCM.com, Inc. (“Acquisition 1”) and MALL ACQUISITION 2, INC., a Delaware corporation formerly known as PCMall.com, Inc. (“Acquisition 2”), jointly and severally as co-borrowers (each a “Borrower” and collectively, “Borrowers”).

RECITALS

A. Borrowers and Lender have previously entered into that certain Agreement for Wholesale Financing dated March 17, 2003 (as amended, modified or extended from time to time, the “Loan Agreement”), pursuant to which Lender has made certain credit accommodations available to Borrowers. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

B. Pursuant to an initial public offering (the “ecost IPO”), PC Mall may sell all or a portion of its stock in ecost and/or ecost may issue new stock. Prior to the ecost IPO, ecost may modify its ownership structure by creating more than one class of stock, with differing voting rights assigned to each such class. In addition, immediately prior to the consummation of the ecost IPO, ecost may pay to PC Mall a dividend, a portion of which may be paid in the form of a promissory note (the “ecost Note”) and the remaining portion of which may be paid by the forgiveness of the capital contribution due from PC Mall outstanding as of December 31, 2003. The ecost Note, if issued, may be repaid in whole or in part from the proceeds of the ecost IPO.

C. After the ecost IPO, PC Mall may subsequently (i) assign or license certain intellectual property associated with the ecost business to ecost, sublease certain real property to ecost and/or agree to provide various products and services to ecost and/or (ii) dividend to its shareholders some or all of its remaining shares of the common stock of ecost.

D. Borrowers have requested Lender to consent to the transactions described in Recitals B and C above and any transactions ancillary thereto (collectively, the “ecost Transactions”), and Lender is willing to provide such consent, all upon the terms and conditions set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. ecost Transactions. Lender consents to, and waives any default arising under the Loan Agreement from, the ecost Transactions. Concurrently with the IPO and without further action by any party hereto, Lender’s security interests in the property and common stock of ecost shall be deemed terminated and ecost shall be deemed released as a Borrower under the Loan Agreement. Lender shall take whatever steps are reasonably necessary to effectuate such termination and release including, without limitation, filing of UCC statements removing ecost as a debtor.

2. Effectiveness of this Consent. Lender must have received the following items, in form and content acceptable to Lender, before this Consent is effective.

(a) This Consent fully executed in a sufficient number of counterparts for distribution to all parties.

(b) All other documents and legal matters in connection with the transactions contemplated by this Consent shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Lender.

3. Representations and Warranties. Each Borrower represents and warrants as follows:

(a) Authority. Such Borrower has the requisite corporate power and authority to execute and deliver this Consent, and to perform its obligations hereunder and under the Loan Agreement (as amended or modified hereby) to which it is a party. The execution, delivery and performance by such Borrower of this Consent have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

(b) Enforceability. This Consent has been duly executed and delivered by such Borrower. This Consent and the Loan Agreement (as amended or modified hereby) is the legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, and is in full force and effect.

(c) Representations and Warranties. The representations and warranties contained in the Loan Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

(d) Due Execution. The execution, delivery and performance of this Consent are within the power of such Borrower, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on such Borrower.

(e) No Default. No event has occurred and is continuing that constitutes an Event of Default.

4. Choice of Law. The validity of this Consent, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California governing contracts only to be performed in that State.

5. Counterparts. This Consent may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Consent by telefacsimile shall be effective as delivery of a manually executed counterpart of this Consent.

6. Reference to and Effect on the Loan Agreement.

(a) Upon and after the effectiveness of this Consent, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

(b) Except as specifically provided above, the Loan Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrowers to Lender.

(c) Except as set forth herein, the execution, delivery and effectiveness of this Consent shall not operate as a waiver of any right, power or remedy of Lender under the Loan Agreement, nor constitute a waiver of any provision of any of the Loan Agreement.

7. Ratification. Each Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby.

IN WITNESS WHEREOF, the parties have entered into this Consent as of the date first above written.

GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION		PC MALL, INC.

By:	/s/ David J. Lynch	By:	/s/ Frank Khulusi
	David J. Lynch		Frank Khulusi, President
Vice President of Operations

ATTEST:

/s/ Theodore Sanders
Theodore Sanders, Secretary

PC MALL SALES, INC.

By:	/s/ Rory Zaks
Rory Zaks, President

ATTEST:

/s/ Pete Freix
Pete Freix, Secretary

ECOST.COM, INC.

This corporation has only one officer. GG [Initial]

By:	/s/ Gary Guy
Gary Guy, President

ELINUX.COM, INC.

By:	Dan DeVries
Dan DeVries, President

ATTEST:

/s/ Theodore Sanders
Theodore Sanders, Secretary

CCIT, INC.

By:	Richard Lepow
Rick Lepow, President

ATTEST:

/s/ Richard Hoffman
Rich Hoffman, Secretary

COMPUTABILITY LIMITED

This corporation has only one officer. PLZ [Initial]

By:	/s/ Pete Zuiker
Pete Zuiker, President

WF ACQUISITION SUB, INC.

By:	/s/ William C. Neary
Bill Neary, President

ATTEST:

/s/ Harry Martin
Harry Martin, Secretary

AF SERVICES, INC.

By:	/s/ Simon Abuyounes
Simon Abuyounes, President

ATTEST:

/s/ Brandon LaVerne
Brandon LaVerne, Secretary

PC MALL GOV, INC.

By:	/s/ Alan Bechara
Alan Bechara, President

ATTEST:

/s/ Sharon Ennis
Sharon Ennis, Secretary

SIFY, INC.

This corporation has only one officer. RF [Initial]

By:	/s/ Read Fenner
Read Fenner, President

ONSALE, INC.

By:	/s/ Sam Khulusi
Sam Khulusi, President

ATTEST:

/s/ Brian Williams
Brian Williams, Secretary

AV ACQUISITION, INC.

By:	/s/ Frank Khulusi
Frank Khulusi, President

ATTEST:

/s/ Theodore Sanders
Theodore Sanders, Secretary

MALL ACQUISITION 1, INC.

By:	/s/ Frank Khulusi
Frank Khulusi, President

ATTEST:

/s/ Theodore Sanders
Theodore Sanders, Secretary

MALL ACQUISITION 2, INC.

By:	/s/ Frank Khulusi
Frank Khulusi, President

ATTEST:

/s/ Theodore Sanders
Theodore Sanders, Secretary